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                                                                 EXHIBIT 10.19


     THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE THEREWITH.THE WARRANT REPRESENTED BY THIS INSTRUMENT IS SUBJECT TO THE PROVISIONS OF A SECURITIES PURCHASE AGREEMENT AND A REGISTRATION RIGHTS AGREEMENT, EACH DATED AS OF XXXX, 1998, AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION.



                          ACCESS RADIOLOGY CORPORATION
                         COMMON STOCK PURCHASE WARRANT


WARRANT NO.___                 _______ SHARES            DATE: __________, 1998

     1. Right to Purchase; Exercise Price. (a) Subject to the terms and
        ----------------------------------
conditions set forth herein, the holder of this Warrant shall have the right to purchase from ACCESS RADIOLOGY CORPORATION (the "Company"), and the Company shall issue and sell to the holder, __________ (______) fully paid and non-assessable shares of Common Stock of the Company at a price of $.01 per share (the "Exercise Price"). The Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Section 3.

     (b) This Warrant may be exercised in whole or in part on any business day on or after the first to occur of (i) payment in full of the purchase price of Series K Preferred Stock of the Company issuable to the initial holder of this Warrant under the Securities Purchase Agreement pursuant to which this Warrant was issued, or (ii) expiration of the period during which the Company may elect to sell Series K Preferred Stock pursuant to such Securities Purchase Agreement without the Company having made any such election. This Warrant will expire at the close of business on May 31, 2008, after which this Warrant shall cease to be exercisable; provided that if the initial holder of this Warrant shall breach or default under its obligation to purchase securities of the Company under the Securities Purchase Agreement under which this Warrant was issued, then this Warrant shall, immediately upon such breach or default and without further action by the Company or any other party, be void and of no effect.

     2. Procedure For Exercise. (a) This Warrant shall be exercised by surrender
        -----------------------
to the Company at its principal office of this Warrant, with the form of election to purchase set forth as Exhibit 1 duly completed and signed by the holder, and upon payment of the Exercise Price to the Company by certified or official bank check or by wire transfer. The holder may, in lieu of
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payment of the Exercise Price, authorize the Company to withhold from the shares of Common Stock deliverable upon exercise a number of shares of Common Stock having a Fair Market Value (as defined below) as of the date of notice of exercise equal to the Exercise Price that would otherwise be payable. Upon receipt of this Warrant, with the form of election to purchase set forth as
Exhibit 1 duly completed and executed by the holder, and (if applicable) payment of the Exercise Price as provided above, the Company will promptly deliver to the holder a certificate for the Common Stock issuable upon exercise, registered in the name of the holder. For purposes of this Section 2(a), the "Fair Market Value" of a share of Common Stock means the closing price per share of the Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or, if not then listed or admitted to trading on any such exchange, on the Nasdaq National Market, or if not then listed or traded on any such exchange or system, the average of the bid and offer price per share on Nasdaq, in each case averaged over the ten trading days consisting of the day as of which the current fair market value of the Common Stock is being determined and the nine consecutive business days prior to such day. If at any time such quotations are not available, the Fair Market Value of a share of Common stock shall mean the highest price per share that the Company could obtain from a willing buyer (not a current employee or director) for Common Stock sold by the Company, as determined in good faith by the Company, unless (i) the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the Fair Market Value of a share of Common Stock shall mean the value received by the holders of the Company's Common Stock for each share of Common Stock in such transaction; or (ii) the holder shall exercise this Warrant within 15 days prior to the closing date of the initial underwritten public offering of the Common Stock registered under the Securities Act, in which case the Fair Market Value of a share of Common Stock shall mean shall mean the price per share at which Common Stock is sold in such offering.

     (b) In case the holder shall exercise this Warrant with respect to fewer than all of the shares of Common Stock subject hereto, a new Warrant on the same terms as this one shall be issued by the Company to the holder evidencing the right to purchase those shares of Common Stock with respect to which this Warrant remains unexercised.

     (c) If any fractional share of Common Stock would be delivered upon exercise, the Company may issue such fractional share or pay to the holder an amount in cash equal to the fair market value of such fractional share as determined in good faith by the Company.

     3. Adjustments. (a) In case the Company shall at any time subdivide (by any
        ------------
stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

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     (b) If any merger or consolidation of the Company with or into any other entity, any sale or other disposition of all or substantially all of the Company's assets, or any capital reorganization or reclassification of the capital stock of the Company shall be effected, in any such case in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such merger or consolidation, sale or other disposition of assets or reorganization or reclassification, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock that would otherwise be receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock that would otherwise be receivable upon such exercise had such merger or consolidation, sale or other disposition of all or substantially all assets or reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustment of the Exercise Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

     (c) Upon each adjustment of the Exercise Price pursuant to paragraph (a) of this Section 3, this Warrant shall, after such adjustment, represent the right to purchase, at the adjusted Exercise Price, a number of shares of Common Stock obtained by (i) multiplying the number of shares purchasable upon the exercise of this Warrant prior to such adjustment by the Exercise Price in effect prior to such adjustment and (ii) dividing the product so obtained by the Exercise Price in effect after such adjustment.

     (d) Upon any adjustment of the Exercise Price or the number of shares of Common Stock purchasable upon exercise of this Warrant, then and in each such case the Company shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Exercise Price and number of shares resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

     (e) In case at any time prior to the expiration of the term of this
Warrant:

          (1) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

          (2) the Company shall offer for subscription pro rata to the holders
                                                       --- ----
of its Common Stock any additional shares of stock of any class or other rights;

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          (3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all of the assets of the Company; or

          (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to the holder at the address of the holder as shown on the books of the Company, (a) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

     (f) The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise in full of this Warrant. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Exercise Price in effect at the time. The Company will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

     (g) As used in this Warrant, the term "Common Stock" shall mean and include the Company's authorized Common Stock, par value $.01 per share, as constituted on the date of this Warrant, and shall also include any capital stock of any class of the Company thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the

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shares of Common Stock issuable upon exercise of this Warrant shall include only shares designated as Common Stock of the Company on the date of this Warrant, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 3(b).

     4. Securities Laws. The holder understands that (i) this Warrant and the
        ----------------
Common Stock issuable upon exercise hereof have not been registered under the Securities Act of 1933 or any state securities law by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and such state laws, (ii) this Warrant and the Common Stock issuable upon exercise hereof must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and such state securities laws or is exempt from such registration, (iii) this Warrant and the Common Stock issuable upon conversion thereof will bear a legend to such effect, and (iv) the Company will make a notation on its transfer books to such effect. Notwithstanding anything else contained in the Warrant, this Warrant may not be exercised if such exercise would result in a violation of federal or state securities laws; provided that, notwithstanding the foregoing, if the Investor shall be an "Accredited Investor" (as defined Regulation D under the Securities Act) at the time of exercise and shall make written representations to the Company of appropriate facts to determine such status, then the Investor may exercise this Warrant.

     5. Miscellaneous. (a) This Warrant shall be governed by and construed in
        --------------
accordance with the laws of the State of Delaware.

     (b) This Warrant is part of a series of warrants originally issued pursuant to a Securities Purchase Agreement dated __, 1998 (the "Series K Warrants"). This Warrant may be amended or modified only with the written consent of the Company and the holders of outstanding and unexercised Series K Warrants exercisable for at least two thirds of all of the shares of Common Stock for which all outstanding and unexercised Series K Warrants are then exercisable in the aggregate. Any amendment or waiver effected with the written consent of the Company and such holders shall be binding upon all holders of Series K Warrants.

     (c) Subject to the restrictions on transfer contained herein, this Warrant shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, heirs and personal representatives, and shall be binding upon any permitted assignee or transferee of this Warrant.

     (d) The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

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     IN WITNESS WHEREOF, this Warrant has been executed by ACCESS RADIOLOGY
CORPORATION as of the date first above written.


ACCESS RADIOLOGY CORPORATION


By:________________________________
    Scott S. Sheldon-President

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                                                             EXHIBIT I

                              NOTICE OF EXERCISE


To ACCESS Radiology Corporation:

     The undersigned, the holder of Common Stock Purchase Warrant No.__ of ACCESS Radiology Corporation (the "Company") hereby irrevocably elects to exercise the holder's right to purchase ___________ shares of Common Stock of the Company subject to such Warrant. Unless the "cashless exercise" box is checked below, the holder is delivering with this notice the Warrant payment of the aggregate exercise price of $__________ by certified or official bank check or wire transfer as provided in the Warrant.

CHECK BOX BELOW FOR CASHLESS EXERCISE:

/      / By checking this box, the holder authorizes the Company, in lieu of
-------
receiving payment of the Exercise Price, to withhold from the shares of Common Stock deliverable hereunder a number of shares of Common Stock having a fair market value (as defined in the Warrant) equal to the Exercise Price that would otherwise be payable.



                         Signed:___________________________
                                Name of Holder:

                         Address:

                                      -7-